                                                                   EXHIBIT 10.35

                                                                  Execution Copy

                               Dated 29 July 2004

                         ASIA NETCOM CORPORATION LIMITED
                                 (as Mortgagor)

                                  in favour of

             INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED
                              (as Security Trustee)

                  ---------------------------------------------

                           DEED OF MORTGAGE OF SHARES
               in each of the Companies named in Schedule 1 herein

                  ---------------------------------------------

                                 RICHARDS BUTLER
                                    HONG KONG

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                                                            [Mortgage of Shares]

                                TABLE OF CONTENTS

CLAUSE NO.                                      CLAUSE HEADING                                                 PAGE NO.
---------                                       --------------                                                 --------
1.       DEFINITIONS AND CONSTRUCTION........................................................................      1

2.       COVENANTS TO PAY....................................................................................      3

3.       MORTGAGE AND ASSIGNMENT.............................................................................      4

4.       CONTINUING AND INDEPENDENT SECURITY.................................................................      6

5.       REPRESENTATIONS AND WARRANTIES......................................................................      8

6.       TAXES AND OTHER DEDUCTIONS..........................................................................      9

7.       COSTS, CHARGES AND EXPENSES.........................................................................     10

8.       UNDERTAKINGS........................................................................................     10

9.       ENFORCEMENT.........................................................................................     12

10.      DIVIDENDS AND VOTING RIGHTS.........................................................................     14

11.      APPLICATION OF PROCEEDS.............................................................................     15

12.      INDEMNITY...........................................................................................     15

13.      SUSPENSE ACCOUNT....................................................................................     16

14.      SET-OFF.............................................................................................     16

15.      POWER OF ATTORNEY...................................................................................     17

16.      FURTHER ASSURANCE...................................................................................     17

17.      NOTICES.............................................................................................     18

18.      WAIVERS, AMENDMENTS AND CONSENTS, REMEDIES, SEVERABILITY, ASSIGNMENT AND COUNTERPARTS...............     19

19.      GOVERNING LAW AND JURISDICTION......................................................................     20

SCHEDULE 1 - PARTICULARS OF THE COMPANIES AND THE SHARES.....................................................     22

SCHEDULE 2 - FORM OF INSTRUMENT OF TRANSFER AND BOUGHT AND SOLD NOTE ........................................     24

SCHEDULE 3 - FORM OF LETTER OF RESIGNATION...................................................................     25

SCHEDULE 4 - FORM OF WRITTEN RESOLUTION......................................................................     26

SCHEDULE 5 - FORM OF AUTHORISATION FROM DIRECTORS/SECRETARY..................................................     27

SCHEDULE 6 - FORM OF LETTER OF UNDERTAKING...................................................................     28

SCHEDULE 7 - FORM OF ACKNOWLEDGEMENT OF NOMINEE..............................................................     29

EXECUTION PAGE...............................................................................................     30

                                     - i -
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                                                            [Mortgage of Shares]

THIS DEED OF MORTGAGE OF SHARES is made on 29 July 2004

BETWEEN:-

(1) ASIA NETCOM CORPORATION LIMITED, a company incorporated under the laws of Bermuda, and whose registered office is situate at Clarendon House, 2 Church Street, Hamilton HN11, Bermuda (the "MORTGAGOR"); and

(2) INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED, a company incorporated under the laws of Hong Kong through its head office at ICBC Asia Building, 122-126 Queen's Road Central, Hong Kong acting on its own behalf and as facility agent and trustee for and on behalf of the Finance Parties (the "SECURITY TRUSTEE").

WHEREAS:-

(A) By the facility agreement signed on 2nd December, 2003 (but held undated in escrow), as released from escrow and amended and restated by the Supplemental Amendment and Restatement Deed (the "FACILITY AGREEMENT")), entered into by (1) the Mortgagor, as borrower; (2) the banks and financial institutions named therein as lender (the "LENDERS"); (3) Industrial Commercial Bank of China (Asia) Limited as arranger; and (4) the Security Trustee as facility agent, the Lenders have agreed, upon and subject to the terms of the Facility Agreement, to make available to the Mortgagor a term loan facility of up to US$150,000,000 (the "FACILITY") for the purposes more particularly specified therein.

(B) The Security Trustee is acting as facility agent for the Finance Parties pursuant to the Facility Agreement and as security trustee for the Finance Parties pursuant to this Deed and the other Finance Documents.

(C) It is a condition precedent to the availability of the Facility that the Mortgagor shall have executed and delivered this Deed to the Security Trustee.

NOW THIS DEED WITNESSES as follows:-

1.    DEFINITIONS AND CONSTRUCTION

1.1   TERMS DEFINED

      In this Deed, unless the context otherwise requires, terms used or defined in the Facility Agreement shall have the same meaning or construction and:-

      "COLLATERAL" means the assets of the Mortgagor from time to time subject, or expressed to be subject to the Security Interest constituted or expressed to be constituted by this Deed or any part of those assets and includes:-

      (i)   the Shares;

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                                                            [Mortgage of Shares]

      (ii) all stocks, shares or other securities, rights, monies or other assets (the "RELATED ASSETS") accruing, offered or issued at any time by way of bonus, redemption, exchange, purchase, substitution, conversion, preference, option or otherwise in respect of the Shares or the above mentioned Related Assets;

      (iii) all Dividends;

      (iv) allotments, offers and rights accruing or offered in respect of any Shares or the above mentioned Related Assets; and

      (v) other rights and assets attaching to or deriving from or exercisable by virtue of any right title or interest in or to any Shares or the above mentioned Related Assets.

      "COMPANY" means each and any of the companies listed in Schedule 1 whose Shares are the subject of this Deed (and "COMPANIES" means any or all of them).

      "DELEGATE" means a delegate or sub-delegate appointed under Clause 15.2.

      "DIVIDENDS" means all dividends, interest and other sums received or receivable by any person in its capacity as shareholder of each Company and includes:

      (i) the right to receive any and all such sums and all claims in respect of any default in paying such sums; and

      (ii)  all forms of remittance of such sums.

      "NOMINEE" means in respect of any Share held by a person as nominee or on trust for the Mortgagor and who is described as "REGISTERED SHAREHOLDER IN
      SCHEDULE 1".

      "RECEIVER" means any receiver, manager, receiver and manager or other similar officer appointed by the Security Trustee in respect of the security hereby granted.

      "SECURED OBLIGATIONS" means any and all moneys, liabilities and obligations (whether actual or contingent, whether now existing or hereafter arising, whether or not for the payment of money, and including, without limitation, any obligation or liability to pay damages) which are or may become due, owing or incurred by the Mortgagor or any other Security Party which is a member of the CNC HK Group to any Finance Party under or in connection with any Finance Document and/or all other obligations hereby secured.

      "SECURITY PERIOD" means the period from the date of this Deed up to the date upon which all the Secured Obligations have been performed and discharged in full to the satisfaction of the Security Trustee.

      "SHARES" means in respect of the Mortgagor:-

      (a) all present and future shares in the each of the Companies as described in Schedule 1, including the shares issued and outstanding at the date of this Deed described in that Schedule 1 (including any shares held by any Nominee for and on behalf of the Mortgagor);

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                                                            [Mortgage of Shares]

      (b) all warrants, options or other rights to subscribe for, purchase or otherwise acquire those shares; and

      (c) all rights relating to any of those shares which are deposited with, or registered in the name of, any depositary, custodian, nominee or other similar person (including rights against any such person).

1.2   TRUST

      All rights, benefits, interests, powers and discretions granted to or conferred on the Security Trustee pursuant to this Deed shall be held by the Security Trustee on trust for the benefit of itself as Security Trustee and each other Finance Party from time to time. The Security Trustee may do all acts within its powers to administer and manage the trust constituted by this Clause including any full or partial release by deed of the rights, benefits and interests conferred by Clause 3.1 (Mortgage) or the release of all or any part of the Collateral from this Deed. The trust constituted by this Clause shall come into existence on the date of this Deed and shall last for so long as any of the Secured Obligations remain outstanding provided that for the purposes of the rule against perpetuities, the perpetuity period applicable to the trust and any dispositions made or to be made pursuant to this Deed and this trust, is hereby specified as a period of eighty (80) years less one (1) day from the date of this Deed.

1.3   CLAUSE HEADINGS

      Clause headings and the table of contents are for ease of reference only and shall be ignored in the interpretation of this Deed.

1.4   CONSTRUCTION

      In this Deed, unless the context otherwise requires:-

      (a) Clause 1.3 of the Facility Agreement shall be deemed incorporated in this Deed mutatis mutandis as if set out separately in this Deed; and

      (b) references to the "MORTGAGOR", the "BORROWER", the "SECURITY TRUSTEE", any "FINANCE PARTY" or any "LENDER" include, where the context permits, their respective successors and permitted transferees and permitted assigns in accordance with their respective interests.

2.    COVENANTS TO PAY

      The Mortgagor hereby covenants that it will on demand pay to the Security Trustee and the other Finance Parties, the Secured Obligations when the same become due for payment or discharge in accordance with the Finance Documents.

                                     - 3 -
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                                                            [Mortgage of Shares]

3.    MORTGAGE AND ASSIGNMENT

3.1   MORTGAGE

      In consideration of the Lenders agreeing to make the Facility available to the Mortgagor upon the terms and conditions of the Facility Agreement and as a continuing security for the due and punctual performance and discharge of the Secured Obligations, the Mortgagor as sole legal and beneficial owner of the Shares not held by a Nominee and as beneficial owner of the Shares held by a Nominee hereby:-

      (a) mortgages and charges by way of first fixed charge to the Security Trustee (as trustee for the Finance Parties) all its rights, title and interest, present and future in and to, the Collateral.

      (b) assigns, and agrees to assign absolutely to the Security Trustee (as trustee for the Finance Parties) all its rights (including those rights it may have against a Nominee), present and future, relating to any of the Shares, including:-

            (i) its rights relating to or against any depositary, nominee or similar person with whom any of the Shares may be deposited to the extent of those Shares;

            (ii) rights that it may have against any person to require delivery to it of any of the Shares;

            (iii) rights (contractually or otherwise) to give instructions relating to the Shares; and

            (iv) all claims for damages and rights to receive moneys due or to become due for any reason whatsoever in respect of any of the Shares;

            including those rights it may have against a Nominee or Delegate.

3.2   DELIVERY OF DOCUMENTS

      The Mortgagor shall forthwith upon execution of this Deed deliver or procure to be delivered (as the case may be) to the Security Trustee each of the following documents:-

      (i) all original share certificates or such other documents evidencing title in respect of the Shares;

      (ii)  instruments of transfer and bought and sold notes in the form of
            Schedule 2 duly executed by the Mortgagor and/or its Nominee (as the case may be) in respect of the Shares with the name(s) of the transferee(s), date and consideration left blank;

      (iii) undated letters of resignation in the form of Schedule 3 duly executed by each of the directors and the secretary of each Company as at the date of this Deed;

      (iv) signed but undated resolutions of the directors of each Company approving the resignation of the directors and the secretary referred to in sub-paragraph (iii)

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                                                            [Mortgage of Shares]

            above in the form set out in Schedule 4;

      (v) letter of authority to date the letters of resignation and board resolutions respectively referred to in sub-paragraphs (iii) and
            (iv) above in the form set out in Schedule 5 signed by all the directors and the secretary of each Company;

      (vi) letter of undertaking not to appoint any additional or substitute directors in the form set out in Schedule 6 signed by all the directors of each Company; and

      (vii) letter of acknowledgement in the form set out in Schedule 7 from the Nominees acknowledging the Security Interests constituted by this Deed and agreeing to act in accordance with the instructions of the Security Trustee.

3.3   PERFORMANCE AND INDEMNITY

      Notwithstanding the foregoing, the Mortgagor shall remain liable to perform all the obligations to be performed by it in respect of the Collateral and shall discharge fully its obligations thereunder as they become due and neither the Security Trustee nor any other Finance Party shall have any obligation of any kind whatsoever thereunder or be under any liabilities whatsoever in the event of any failure to perform its obligations thereunder and the Mortgagor hereby indemnifies and agrees to keep indemnified the Security Trustee and the other Finance Parties and each of them from and against any such liability.

3.4   RELEASE AND TRANSFER

      (a) The Security Trustee shall, upon the full performance and discharge of the Secured Obligations to the satisfaction of the Security Trustee and the Finance Parties, at the request and cost of the Mortgagor and in such form and with such conditions as the Security Trustee shall reasonably require, release and transfer and reassign (as appropriate) to the Mortgagor the Collateral.

      (b) Notwithstanding any discharge, release or settlement from time to time between the Security Trustee and the Mortgagor, if any security, disposition or payment granted or made to the Security Trustee in respect of the Secured Obligations by the Mortgagor or any other person is avoided or set aside or ordered to be surrendered, paid away, refunded or reduced by virtue of any provision, law or enactment relating to bankruptcy, insolvency, liquidation, winding-up, composition or arrangement for the time being in force or for any other reason, the Security Trustee shall be entitled thereafter to enforce this Deed as if no such discharge, release or settlement had occurred.

      (c) For that Collateral which has been transferred and registered under the name of the Security Trustee (as trustee for the Finance Parties) or its nominee, the Security Trustee shall only be obliged to return the share certificate(s) then representing the Collateral not yet disposed of or realised by the Security Trustee pursuant to its powers under this Deed (but not the original share certificates originally delivered to the Security Trustee by the Mortgagor) with the instruments of transfer duly executed in favour of the Mortgagor or such other person as the Mortgagor may direct.

                                     - 5 -
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                                                            [Mortgage of Shares]

3.5   CALLS

      The Mortgagor shall during the continuance of this security pay all calls or other payments which may become due in respect of any part of the Collateral and the Security Trustee may, if it thinks fit, make such payments on behalf of the Mortgagor. Any sums so paid by the Security Trustee shall be repayable by the Mortgagor to the Security Trustee on demand together with interest at the Default Rate from the date of such payment by the Security Trustee and pending such repayment shall constitute part of the Secured Obligations.

3.6   REGISTRATION OF TITLE TO THE SHARES

      The Mortgagor hereby agrees and authorises the Security Trustee to arrange for the Shares and any other Collateral to be registered at any time following the security constituted by this Deed becoming enforceable in the name of the Security Trustee or its nominee and (under the powers of enforcement contained herein) to transfer or cause the Collateral to be transferred to and registered in the name of any purchasers or transferees from the Security Trustee or its nominee and the Mortgagor undertakes from time to time to execute and sign all transfers, powers of attorney and other documents which the Security Trustee may require for perfecting its title to or, otherwise registering and transferring any part of the Collateral or for vesting the same in itself or its nominee or in any purchasers or transferees.

4.    CONTINUING AND INDEPENDENT SECURITY

4.1   CONTINUING SECURITY

      This Deed shall remain in full force and effect by way of a continuing security notwithstanding the insolvency or liquidation or any incapacity or change in the constitution or status of the Mortgagor or any other person and in particular but without limitation shall not be, nor be considered as, satisfied by any intermediate discharge or payment on account of any liabilities or any settlement of accounts between the Mortgagor and the Security Trustee or any other person.

4.2   ADDITIONAL SECURITY

      This Deed and the security hereby created shall be in addition to and not in substitution for or derogation of any other Security Interest, guarantee or other security (whether given by the Mortgagor or otherwise) now or from time to time hereafter held by the Security Trustee or any Finance Party in respect of or in connection with the Secured Obligations.

4.3   UNRESTRICTED ENFORCEMENT

      The Security Trustee need not before exercising any of the rights, powers or remedies conferred upon it by this Deed or by law (i) take action or obtain judgment in any court against the Mortgagor or any other person,
      (ii) make or file any claim or prove in a winding-up or liquidation of the Mortgagor or of any other person or (iii) enforce or seek to enforce the recovery of the monies and liabilities hereby secured by any other security

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                                                            [Mortgage of Shares]

      or other rights all of which the Mortgagor hereby waives and may be enforced for any balance due after resorting to any one or more other means of obtaining payment or discharge of the monies, obligations and liabilities hereby secured.

4.4   NO DISCHARGE

      The liabilities and obligations of the Mortgagor under this Deed and the security constituted by this Deed shall remain in force notwithstanding any act, omission, event or circumstance whatsoever until the expiry of the Security Period and without limiting the foregoing, neither the liabilities of the Mortgagor under this Deed nor the validity or enforceability of this Deed shall be prejudiced, affected or discharged by:-

      (a) the granting of any time or indulgence to the Mortgagor or any other Security Party or any other person in respect of the Secured Obligations;

      (b) any variation or modification of the Facility Agreement, any of the other Finance Documents or any other documents referred to therein or related thereto;

      (c) the invalidity or unenforceability of any obligation or liability of any party under the Facility Agreement, any of the other Finance Documents or any other documents referred to therein or related thereto;

      (d) any invalidity or irregularity in the execution of the Facility Agreement, any of the other Finance Documents or any other documents referred to therein or relating thereto;

      (e) any lack of capacity or deficiency in the powers of the Mortgagor or any other Security Party or any other person to enter into or perform any of its obligations under the Facility Agreement or any of the other Finance Documents to which it is party or any other documents referred to therein or related thereto or any irregularity in the exercise thereof or any lack of authority by any person purporting to act on behalf of the Mortgagor or such Security Party or such other person;

      (f) the insolvency, bankruptcy or liquidation or any incapacity, disability, death or limitation or any change in the constitution or status of the Mortgagor or any other Security Party or any other person;

      (g) any other Finance Document, Security Interest, guarantee or other security or right or remedy being or becoming held by or available to the Security Trustee and/or the Lenders or by any other person or by any of the same being or becoming wholly or partly void, voidable or unenforceable or impaired or by the Security Trustee and/or the Lenders at any time releasing, refraining from enforcing, varying or in any other way dealing with any of the same or any power, right or remedy the Security Trustee and/or the Lenders may now or hereafter have from or against the Mortgagor or any other Security Party or any other person;

      (h) any waiver, exercise, omission to exercise, compromise, renewal or release of any rights against the Mortgagor or any other Security Party or any other person or any compromise, arrangement or settlement with any of the same;

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                                                            [Mortgage of Shares]

      (i) any act, omission, event or circumstance which would or may but for this provision operate to prejudice, affect or discharge this Deed or the liability of the Mortgagor hereunder.

4.5   NO SUBROGATION

      (a) The Mortgagor shall not exercise any right of subrogation, contribution or any other rights of a surety or enforce any security or other right or claim against any other person (whether in respect of its liability under this Deed or otherwise) who has guaranteed or given any security in respect of the Secured Obligations or claim in the insolvency or liquidation of any such other person in competition with the Security Trustee or the Lenders.

      (b) If the Mortgagor receives any payment or benefit in breach of this Clause, it shall hold the same upon trust for the Security Trustee as a continuing security for the Secured Obligations.

5.    REPRESENTATIONS AND WARRANTIES

5.1   REPRESENTATIONS AND WARRANTIES

      The Mortgagor represents and warrants to the Security Trustee and each of the other Finance Parties that:-

      (a) ISSUED AND PAID-UP SHARES: the Shares represent all of the shares in each Company and all the Shares have been validly issued and are fully paid up;

      (b) SOLE AND BENEFICIAL OWNER: other than the Shares held by any Nominee, the Mortgagor is the sole, absolute, direct legal and beneficial owner of the Collateral and it has good and marketable title thereto;

      (c) SECURITY INTEREST: no Security Interest exists over all or any of its right, title, interest or benefit in the Collateral (other than as created by this Deed);

      (d) THIRD PARTY RIGHT: it has not sold or otherwise disposed of any of the Collateral or granted in favour of any other person any interest in or any option or other rights in respect of any of the Collateral; and

      (e) THE COMPANIES: Each Company is validly incorporated under the laws of Hong Kong.

5.2   CONTINUING REPRESENTATION AND WARRANTY

      The Mortgagor also represents and warrants to and undertakes with the Security Trustee that the foregoing representations and warranties in Clause 5.1(a) and (e) will be true and accurate throughout the continuance of this Deed with reference to the facts and circumstances from time to time.

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                                                            [Mortgage of Shares]

6.    TAXES AND OTHER DEDUCTIONS

6.1   TAX GROSS-UP

      (a) All sums payable by the Mortgagor under this Deed shall be paid in full without any restriction or condition and free and clear of any Tax or other deductions or withholdings of any nature.

      (b) If at any time the Mortgagor or any other person is required in any jurisdiction to make any deduction or withholding in respect of Taxes or otherwise from any payment due under this Deed for the account of the Security Trustee or any other Finance Party (or if the Security Trustee is required to make any such deduction or withholding from a payment to any other Finance Party), the sum due from the Mortgagor in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Security Trustee and each other Finance Party receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made.

      (c) The Mortgagor's obligations under Clause 6.1(a) and (b) shall not apply in respect of any Tax on Overall Net Income levied on a Finance Party.

      (d) All Taxes required by law to be deducted or withheld by the Mortgagor from any amounts paid or payable under this Deed shall be paid by the Mortgagor when due (except for such amounts being disputed by the Mortgagor in good faith) to the relevant taxing authority.

6.2   TAX INDEMNITY

      The Mortgagor shall indemnify the Security Trustee and each other Finance Party against any losses or costs incurred by any of them by reason of:

      (a) any failure of the Mortgagor or any other person to make any such deduction or withholding referred to in Clause 6.1; or

      (b) any increased payment referred to in Clause 6.1 not being made on the due date for such payment; or

      (c) any Taxes which are being disputed by the Mortgagor and remaining unpaid; and

      (d) any liability suffered (directly or indirectly) for or on account of Tax by that Finance Party in respect of any payment received or receivable or deemed to be received or receivable under this Deed.

6.3   EVIDENCE OF PROOF

      The Mortgagor shall promptly deliver to the Security Trustee any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any deduction or withholding as aforesaid.

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                                                            [Mortgage of Shares]

6.4   TAX CREDIT

      If the Mortgagor makes a Tax Payment and the Security Trustee determines that:-

      (a) a Tax Credit is attributable either to an increased payment of which that Tax Payment forms part, or to that Tax Payment; and

      (b)   it has obtained, utilised and retained that Tax Credit,

      the Security Trustee shall, promptly after obtaining the benefit of that Tax Credit, pay an amount to the Mortgagor which will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Mortgagor. Any certificate or determination of the Security Trustee showing in reasonable details the calculations made by the Security Trustee as to any amount for the purposes of this Clause 6 shall, in the absence of manifest error, be conclusive and binding on the Mortgagor.

7.    COSTS, CHARGES AND EXPENSES

7.1   EXPENSES

      The Mortgagor shall pay to the Security Trustee on demand and in the currency specified by the Security Trustee:-.

      (a) irrespective as to whether any Advance is made, all expenses (including legal, printing and out-of-pocket expenses) reasonably incurred by the Security Trustee or any other Finance Party in connection with the negotiation, preparation and execution of this Deed and any amendment or extension of or the granting of any waiver or consent under this Deed; and

      (b) all expenses on a full indemnity basis (including legal and out-of-pocket expenses) properly incurred by the Security Trustee or any other Finance Party in connection with the enforcement of or preservation of any rights under this Deed, or otherwise in respect of the monies owing under this Deed together with interest at the Default Rate from the date on which such expenses were incurred to the date of payment (both before and after judgment).

7.2   STAMP DUTY

      The Mortgagor shall pay all stamp, documentary, registration or other like duties or taxes (including any duties or taxes payable by the Security Trustee or any Finance Party) imposed on or in connection with this Deed and shall indemnify each of the Security Trustee and the other Finance Parties against any liability arising by reason of any delay or omission by the Mortgagor to pay such duties or taxes.

8.    UNDERTAKINGS

      The Mortgagor hereby undertakes and agrees with the Security Trustee, for the benefit

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                                                            [Mortgage of Shares]

      of the Security Trustee and each Lender, throughout the continuance of this Deed and so long as the Secured Obligations or any part thereof remains owing that, unless the Security Trustee otherwise agrees in writing, it will:-

      (a) not create or attempt or agree to create or permit to exist any Security Interest over all or any part of the Collateral or any interest therein or otherwise sell, transfer, assign, deal with or dispose of all or any part of the Collateral or attempt or agree to do any of the same (except under or pursuant to this Deed);

      (b) not grant or attempt or agree to grant in favour of any other person any interest in or any option or other rights in respect of any of the Collateral;

      (c) ensure that no person holding any of the Collateral as its Nominee for the time being does any of the acts prohibited in this Deed;

      (d) at all times remain the sole, direct, absolute, legal and beneficial owner of the Collateral;

      (e) procure that no material amendment or supplement is made to the constitutional documents of any of the Companies other than pursuant to Clause 16.15 of the Facility Agreement without the prior written consent of the Security Trustee;

      (f) immediately upon the appointment of any new director of the relevant Company, deposit or procure that there be deposited with the Security Trustee, the equivalent documents mutatis mutandis with respect to such director in the forms set out in Schedules 3, 4, 5 and 6;

      (g) not take or permit any action whereby the rights attaching to the Collateral and/or any other shares in the relevant Company are altered;

      (h) give to the Security Trustee upon receipt copies of all notices, requests and other documents sent or received with respect to the Collateral;

      (i) give to the Security Trustee such information regarding the Collateral as the Security Trustee shall reasonably require;

      (j) do or permit to be done every act or thing which the Security Trustee may from time to time require for the purpose of enforcing the rights of the Security Trustee hereunder and will allow its name to be used as and when required for that purpose;

      (k) not do or cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the value of the Security Trustee's security constituted hereunder;

      (l) procure that the relevant Company will forthwith on presentation by the Security Trustee or its nominee following the security constituted by this Deed becoming enforceable, duly register all transfers of the Collateral; and

      (m) if the Mortgagor shall acquire any such other stocks or shares as referred to in the definition of Collateral, it shall forthwith deliver or procure that there be

                                                            [Mortgage of Shares]

            delivered to the Security Trustee the certificates in respect thereof together with instruments of transfer and bought and sold notes in respect thereof duly executed in blank to enable the same to be registered in the name of the Security Trustee or its nominee following the security constituted by this Deed becoming enforceable.

9.    ENFORCEMENT

9.1   EVENTS OF DEFAULT

      The security created by this Deed shall become enforceable immediately upon the occurrence of an Event of Default which is continuing. For the purposes of this Clause, each of the following events and circumstances shall be an Event of Default:-

      (a)   any Event of Default as that term is defined in the Facility
            Agreement;

      (b) if the Mortgagor purports or attempts to create any Security Interest (except under or as permitted by this Deed) over all or any part of the Collateral or any third party asserts a claim in respect thereof, and the Security Trustee shall be entitled, without prior or further notice and whether or not it shall have appointed a Receiver, to exercise the power to sell or otherwise dispose of the whole or any part of the Collateral.

9.2   EXCLUSION OF LIMITATION

      No restrictions imposed by any ordinance or other statutory provision in relation to the exercise of any power of sale or consolidation shall apply to this Deed.

9.3   APPOINTMENT AND POWERS OF RECEIVER

      (a) At any time after the security hereby created has become enforceable, or if requested by the Mortgagor, the Security Trustee may in writing either under seal or under the hand of a duly authorised officer of the Security Trustee, appoint any person or persons to be a Receiver of the Collateral and may from time to time fix its or their remunerations and may remove any Receiver so appointed and appoint another in its place. Where more than one Receiver is so appointed, any reference in this Deed to a Receiver shall apply to both or all of the Receivers so appointed and the appointment shall be deemed to be a joint and several appointment so that the rights, powers, duties and discretions vested in the Receiver may be exercised jointly by the Receivers so appointed or severally by each of them.

      (b) The Receiver shall be the agent of the Mortgagor and the Mortgagor shall be solely responsible for the Receiver's acts or defaults and for the Receiver's remuneration and the Receiver shall have all the powers conferred from time to time on mortgagees or receivers by law or otherwise (but without the restrictions imposed by law or any ordinance or other statutory provision in relation to the exercise of any power of sale or consolidation) and power on behalf and at the cost of the Mortgagor (notwithstanding any liquidation of the Mortgagor) to do

                                                            [Mortgage of Shares]

            or omit to do anything which the Mortgagor could do or omit to do in relation to the Collateral or any part thereof.

      (c) The Receiver shall in the exercise of the Receiver's powers, authorities and discretions conform to the directions and regulations from time to time given or made by the Security Trustee.

9.4   POWERS TO BE GIVEN WIDE CONSTRUCTION

      The powers of the Security Trustee and the Receiver hereunder shall be construed in the widest possible sense to the intent that the Security Trustee and the Receiver shall be afforded as wide and flexible a range of powers as possible.

9.5   NO LIABILITY TO ACCOUNT AS MORTGAGEE IN POSSESSION

      Nothing that shall be done by or on behalf of the Security Trustee shall render it liable to account as a mortgagee in possession for any sums other than actual receipts.

9.6   AMENDMENT

      Any amendment or waiver of any provision of this Deed and any waiver of any default under this Deed shall only be effective if made in writing and signed by the Security Trustee.

9.7   EVIDENCE OF DEBT

      Any statement of account signed as correct by the Security Trustee showing any amount due under the Facility Agreement or under this Deed or under any other Finance Document shall, in the absence of manifest error, be conclusive evidence of the amount so due.

9.8   SALE OF COLLATERAL

      (a) Each of the Security Trustee and the Receiver shall be entitled to exercise such power of sale in such manner and at such time or times and for such consideration (whether payable immediately or by instalments) as it shall in its absolute discretion think fit (whether by private sale or otherwise) and so that the Collateral (or any relevant part thereof) may be sold (i) subject to any conditions which the Security Trustee or the Receiver may think fit to impose, (ii) to any person (including, without limitation, any person connected with the Mortgagor or the Security Trustee) and
            (iii) at any price which the Security Trustee or the Receiver in its absolute discretion considers to be the best obtainable in the circumstances.

      (b) If the Security Trustee exercises the rights conferred on it by this Clause 9, any sale or disposal of any of the Collateral pursuant to those rights shall not be treated as an absolute appropriation of or foreclosure on the Collateral to the exclusion of the Mortgagor and in extinguishment of its interest therein, unless the Security Trustee shall otherwise notify the Mortgagor (whether before or after the relevant appropriation or foreclosure has been effected), in which latter event any such appropriation or foreclosure shall be treated as a sale of the

                                                            [Mortgage of Shares]

            Collateral at a fair market value and the Secured Obligations shall be reduced by an equivalent amount.

      (c) In any disposal pursuant to this Clause 9, the Security Trustee or the Finance Parties may, provided that they shall first have used reasonable efforts to dispose of the relevant Collateral or rights to third parties subject to compliance with any rules or regulations laid down by any governmental or other agency or authority, themselves purchase the whole or any part of the Collateral or rights disposed of free from any rights of redemption on the part of the Mortgagor which are hereby waived and released.

9.9   DIVIDENDS

      At any time after the power of sale has arisen, any Dividends which have been or may be received or receivable by the Security Trustee or the Receiver may be applied by the Security Trustee or the Receiver as though they were proceeds of sale hereunder.

9.10  PURCHASER NOT BOUND TO ENQUIRE

      Each of the Security Trustee and the Receiver is authorised to give a good discharge for any monies received by it pursuant to the exercise of its power of sale and no purchaser or other person shall be bound to enquire whether the power of sale has arisen as herein provided nor be concerned with the manner of application of the proceeds of sale.

9.11  NO LIABILITY FOR LOSSES

      The Mortgagor shall not have any claim against the Receiver or the Security Trustee in respect of any loss arising out of the exercise by the Security Trustee or the Receiver of their respective powers hereunder including without limitation out of any such sale or any postponement thereof howsoever caused and whether or not a better price could or might have been obtained upon the sale of the Collateral or any part thereof by deferring or advancing the date of such sale or otherwise howsoever.

9.12  WAIVER OF PRE-EMPTION RIGHTS

      The Mortgagor hereby irrevocably and unconditionally waives any rights it may have under the constitutional documents of the Companies or otherwise to purchase the Shares or Related Assets or other Collateral in the event that they are or are proposed to be transferred, sold or otherwise disposed of pursuant to the provisions of this Deed.

10.   DIVIDENDS AND VOTING RIGHTS

10.1 After the security under this Deed has become enforceable and subject to Clause 10.2, the Security Trustee shall have complete discretion to retain the dividends, interest and other moneys received by the Security Trustee in respect of the Collateral and to exercise or abstain from exercising all voting and other rights and powers attaching to the Collateral as the Security Trustee in its absolute discretion thinks fit without being liable for any losses which the Mortgagor may suffer as a result thereof (except in case of gross negligence or wilful default on the part of the Security Trustee) and in this respect the Mortgagor will, or will procure its Nominee to act or refrain from acting in

                                                            [Mortgage of Shares]

      accordance with the directions given by the Security Trustee from time to time.

10.2 The Security Trustee agrees with the Mortgagor that until the security under this Deed shall have become enforceable:

      (a) the Mortgagor shall be entitled to receive and retain all Dividends, interest or other distributions or payments paid to and received by the Mortgagor in respect of the Collateral; and

      (b) the Mortgagor shall be entitled to exercise all voting and other rights and powers attaching to the Collateral or any part thereof for all purposes, including but not limited to, exercising any option, warrant, conversion right or any other right, power or other privilege attaching to the Collateral provided that the same does not adversely affect or prejudice the rights of the Finance Parties or the security hereby created.

11.   APPLICATION OF PROCEEDS

      All monies received by the Security Trustee or the Receiver hereunder shall be applied in or towards satisfaction of the Secured Obligations (subject to the prior discharge of all liabilities having priority thereto by law) in the following order of priority:-

      (a) in payment or satisfaction of all costs, charges, expenses and liabilities properly incurred and payments made by or on behalf of the Security Trustee or the Receiver in connection with the exercise of any powers hereunder and in preserving or attempting to preserve this security or the Collateral and of all outgoings in respect of the Collateral paid by the Security Trustee or the Receiver pursuant to this Deed;

      (b) in payment to the Receiver of all remuneration as may be agreed between it and the Security Trustee to be paid to it at, or at any time after, its appointment;

      (c) in or towards reduction of the remaining Secured Obligations in such manner as is provided in the Facility Agreement; and

      (d)   surplus (if any) to the Mortgagor.

12.   INDEMNITY

12.1  GENERAL INDEMNITY

      The Mortgagor hereby undertakes with the Security Trustee to indemnify and keep indemnified the Security Trustee and each other Finance Party, any nominee, agent, officer or employer thereof for whose liability the Security Trustee may be answerable, the Receiver and each of them (each an "INDEMNITEE") from and against all losses, actions, claims, demands, liabilities, costs, charges and expenses which such Indemnitee shall properly incur in connection with anything done or omitted to be done in the exercise or purported exercise of any powers conferred by this Deed or occasioned by any breach by the Mortgagor of any of its covenants or other obligations to the Security

                                                            [Mortgage of Shares]

      Trustee hereunder or the perfection, preservation or enforcement of the security created by this Deed (unless and to the extent that any of the foregoing results directly from the fraud, gross negligence or wilful misconduct of that indemnitee).

12.2  CURRENCY INDEMNITY

      (a) If an amount due to the Security Trustee or any Receiver from the Mortgagor under this Deed (a "SUM"), or any order, judgment or award given or made in relation to a sum, has to be converted from the currency (the "FIRST CURRENCY") in which that sum is payable into another currency (the "SECOND CURRENCY") for the purpose of:

            (i)   making or filing a claim or proof against the Mortgagor;

            (ii) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

            the Mortgagor shall, as an independent obligation to the Security Trustee or such Receiver, indemnify the Security Trustee or such Receiver to whom that sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that sum from the first currency into the second currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that sum.

      (b) The Mortgagor waives any right it may have in any jurisdiction to pay any amount under this Deed in a currency or currency unit other than that in which it is expressed to be payable.

12.3  PAYMENT AND SECURITY

      The Security Trustee or the Receiver may retain and pay out of any money in the hands of the Security Trustee or the Receiver all sums necessary to effect the indemnity contained in this Clause and all sums payable by the Mortgagor under this Clause shall form part of the monies hereby secured.

13.   SUSPENSE ACCOUNT

      The Security Trustee may, notwithstanding Clause 11 (Application of Proceeds) place and keep any monies received under this Deed, before or after the insolvency of the Mortgagor, to the credit of a suspense account in order to preserve the rights of the Security Trustee or the Receiver or the Lenders to sue or prove for the whole amount in respect of claims against the Mortgagor or any other person.

14.   SET-OFF

      (a) Without prejudice to any right of set-off, combination of accounts, lien or other rights which the Security Trustee or the Receiver is at any time entitled whether by operation of law or contract or otherwise, the Security Trustee and the

                                                            [Mortgage of Shares]

            Receiver may (but shall not be obliged to) set off against any obligation of the Mortgagor due and payable by it hereunder without prior notice any moneys held by the Security Trustee or such Receiver for the account of the Mortgagor at any office of the Security Trustee or such Receiver anywhere and in any currency. The Security Trustee or such Receiver may effect such currency exchanges as are appropriate to implement such set-off.

      (b) If the obligations are in different currencies, the Security Trustee or such Receiver may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

15.   POWER OF ATTORNEY

15.1  POWER OF ATTORNEY

      The Mortgagor irrevocably appoints the Security Trustee, the Receiver and any persons deriving title under either of them by way of security jointly and severally to be its attorney (with full power of substitution) and in its name or otherwise on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required or which the Security Trustee or the Receiver shall think proper or reasonably expedient for carrying out any obligations imposed on the Mortgagor hereunder or for exercising, following the security constituted by this Deed becoming enforceable, any of the powers conferred by this Deed or in connection with any sale or disposition of the Collateral or the exercise of any rights in respect thereof or for giving to the Security Trustee and the Receiver the full benefit of this security and so that this appointment shall operate to authorise the Security Trustee and the Receiver to do on behalf of the Mortgagor anything it can lawfully do by an attorney. The Mortgagor ratifies and confirms and agrees to ratify and confirm any deed, instrument, act or thing which such attorney or substitute may execute or do in exercising its powers under this Clause.

15.2  DELEGATION

      The Security Trustee and/or the Receiver may delegate to any person all or any of the rights or powers conferred on it by this Deed or by law. Any such delegation may be made upon such terms and conditions (including power to sub-delegate) as the Security Trustee or the Receiver thinks fit.

16.   FURTHER ASSURANCE

      The Mortgagor agrees that at any time and from time to time upon the written request of the Security Trustee it will promptly and duly execute and deliver any and all such further instruments and documents as the Security Trustee may reasonably require for the purpose of obtaining the full benefit of this Deed and of the rights and powers herein granted.

                                                            [Mortgage of Shares]

17.   NOTICES

17.1  NOTICES

      Any notice or communication under or in connection with this Deed shall be in writing and shall be delivered personally or by prepaid letter (airmail if available) or facsimile transmission to the addresses or facsimile numbers set out below or at such other address as the recipient may have notified to the other parties in writing. Proof of posting or despatch of any notice or communication to any party hereto shall be deemed to be proof of receipt:-

      (a) in the case of a letter, on the fifth Business Day after posting if airmail or second Business Day if local mail;

      (b) in the case of a facsimile transmission, on the Business Day immediately following the date of despatch with confirmed facsimile report.

      All communications or other correspondence between the Mortgagor and any of the Lenders in connection with this Deed shall be made through the Security Trustee.

17.2  ADDRESSES

      Notices or communications shall be sent to the following addresses:-

      To the Mortgagor:-

      Address                    c/o Asia Netcom Corporation Limited
                                 46/F Cheung Kong Center
                                 2 Queen's Road Central
                                 Hong Kong
      Fax                        (852) 2121 2929
      Attention                  Gregory Freiberg/Wenlong Sun

      To the Security Trustee:-

      Address                    Industrial and Commercial Bank of China (Asia)
                                 Limited
                                 10/F., ICBC Asia Building
                                 122-126 Queen's Road Central
                                 Hong Kong
      Fax                        (852) 2851 9361
      Attention                  Ms. Esther Cheng/Ms. Amy Wong

17.3 Each notice or document referred to in this Deed or to be delivered under this Deed shall be in the English language.

                                                            [Mortgage of Shares]

18. WAIVERS, AMENDMENTS AND CONSENTS, REMEDIES, SEVERABILITY, ASSIGNMENT AND COUNTERPARTS

18.1  WAIVERS

      No failure or delay on the part of the Security Trustee or any Lender to exercise any power, right or remedy under this Deed shall operate as a waiver thereof, nor shall any single or partial exercise by the Security Trustee or any Lender of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

18.2  AMENDMENTS AND CONSENTS

      (a) Any amendment of any provision of this Deed shall only be effective if made in accordance with the provisions of this Deed and the Mortgagor and the Security Trustee so agree in writing and any waiver of any breach or default under this Deed shall only be effective if the Security Trustee acting on the instructions of the Lenders or the Majority Lenders, as the case may be, agrees in writing. Any consent by the Security Trustee under this Deed must be made in writing.

      (b) Any such waiver or consent may be given subject to any conditions thought fit by the Security Trustee acting or the instructions of the Lenders or the Majority Lenders, as the case may be, and shall be effective only in the instance and for the purpose for which it is given.

18.3  REMEDIES

      The remedies provided in this Deed are cumulative and are not exclusive of any remedies provided by law.

18.4  SEVERABILITY

      If any provision of this Deed is prohibited or unenforceable in any jurisdiction such prohibition or unenforceability shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction.

18.5  ASSIGNMENT

      The Security Trustee may assign its rights under this Deed in accordance with the provisions of the Facility Agreement. The Mortgagor may not assign any of its rights hereunder without the prior written consent of the Security Trustee.

18.6  COUNTERPARTS

      This Deed may be executed in any number of counterparts including by facsimile and all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Deed by signing any such counterpart.

18.7 It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

                                                            [Mortgage of Shares]

19.   GOVERNING LAW AND JURISDICTION

19.1  GOVERNING LAW

      This Deed shall be governed by and construed in accordance with the laws of Hong Kong.

19.2  SUBMISSION TO JURISDICTION

      For the benefit of the Security Trustee and the other Finance Parties, the Mortgagor irrevocably agrees that the courts of the Hong Kong are to have jurisdiction to settle any disputes which may arise out of or in connection with this Deed and that, accordingly, any legal action or proceedings arising out of or in connection with this Deed ("PROCEEDINGS") may be brought in those courts and the Mortgagor irrevocably submits to the jurisdiction of those courts.

19.3  OTHER JURISDICTIONS

      Nothing in this Clause shall limit the right of the Security Trustee to take proceedings against the Mortgagor in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the Security Trustee from taking Proceedings in any other jurisdiction, whether concurrently or not.

19.4  WAIVER OF INCONVENIENT FORUM

      The Mortgagor irrevocably waives any objection which it may at any time have to the laying of the venue of any Proceedings in any court referred to in this Clause 19 (Governing Law and Jurisdiction) and any claim that any such Proceedings have been brought in an inconvenient forum.

19.5  PROCESS AGENT

      The Mortgagor hereby irrevocably appoints Asia Netcom Asia Pacific Commercial Limited of 46th Floor, Cheung Kong Centre, 2 Queen's Road Central, Hong Kong to receive, for it and on its behalf, service of process in any Proceedings in Hong Kong. Such service shall be deemed completed on delivery to the process agent whether or not it is forwarded to and received by the Mortgagor. If for any reason the process agent ceases to be able to act as such or no longer has an address in Hong Kong, the Mortgagor irrevocably agrees to appoint a substitute process agent acceptable to the Security Trustee, and to deliver to the Security Trustee a copy of the new process agent's acceptance of that appointment, within 30 days.

19.6  SERVICE

      The Mortgagor irrevocably consents to any process in any Proceedings anywhere being served by mailing a copy by post in accordance with the Clause 17 (Notices) provision of this Deed. Nothing shall affect the right to serve any process in any other manner permitted by law.

                                                            [Mortgage of Shares]

19.7  WAIVER OF IMMUNITIES

      To the extent that the Mortgagor has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, the Mortgagor hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Deed.

IN WITNESS whereof this Deed has been executed by the parties hereto and is intended to be and is hereby delivered by the Mortgagor as a deed on the day and year first above written.

                                                            [Mortgage of Shares]

                                   SCHEDULE 1

                   PARTICULARS OF THE COMPANIES AND THE SHARES

                                                                                        REGISTERED SHAREHOLDERS AND
           NAME OF COMPANY                        DESCRIPTION AND NUMBER OF SHARES         NUMBER OF SHARES HELD
-------------------------------------------------------------------------------------------------------------------
Asia Netcom Asia Pacific Limited                      2 shares of HK$1.00 each          1. Asia Netcom Corporation
(Company No.: 690530)                                                                   Limited (1 share)
                                                                                        2. East Asia Netcom Ltd (1
                                                                                        share) as nominee

Asia Netcom Asia Pacific Commercial Limited           2 shares of HK$1.00 each          1. Asia Netcom Corporation
(Company No.: 690587)                                                                   Limited (1 share)
                                                                                        2. East Asia Netcom Ltd (1
                                                                                        share) as nominee

Asia Netcom Hong Kong Limited                         2 shares of HK$1.00 each          1. Asia Netcom Corporation
(Company No.: 594228)                                                                   Limited (1 share)
                                                                                        2. East Asia Netcom Ltd (1
                                                                                        share) as nominee

                                                            [Mortgage of Shares]

                                   SCHEDULE 2

             FORM OF INSTRUMENT OF TRANSFER AND BOUGHT AND SOLD NOTE

                             Instrument of Transfer

                                       [-]

We, Asia Netcom Corporation Limited of Clarendon House, 2 Church Street, Hamilton HN11, Bermuda in consideration of the Sum of ____________ hereby paid to me by ________________ of ______________________ (the "TRANSFEREE"), do
hereby transfer to the said Transferee the _______ Shares standing in our name in the Register of Members of [-] to hold unto the said Transferee, its executors, administrators or assigns, subject to the several conditions upon which we hold the same at the time of execution hereof. And we the said Transferee do hereby agree to take the said Shares subject to the same conditions.

Witness our hands the          day of                            ,           .

Witness to the signature(s) of

Name
____________________________________
Address

____________________________________    ________________________________________
                                          ASIA NETCOM CORPORATION
____________________________________      LIMITED

Witness to the signature(s) of

Name
____________________________________
Address

____________________________________    ________________________________________

____________________________________      [THE TRANSFEREE]

____________________________________

                                                            [Mortgage of Shares]

                                    Sold Note

Name of Purchaser (Transferee):     ________________________________

Address:                            ________________________________

Name of the Company in which
the Shares are to be transferred:   [-]

Number of Shares:                   ___________ Shares of ____________ each

Consideration:                      ________________________________

                                     ___________________________________________
                                         Signed by:
                                         ASIA NETCOM CORPORATION LIMITED

Hong Kong, Dated:

________________________________________________________________________________
                                                    Bought Note

Name of Seller (Transferor):             ASIA NETCOM CORPORATION LIMITED

Address:

Occupation:

Name of the Company in which
the Shares are to be transferred:   [-]
Number of Shares:                   _________  Shares of _________ each

Consideration:                      ____________________________________

                                     ___________________________________________
                                         Signed by:
                                         [THE TRANSFEREE]

Hong Kong, Dated:

                                                            [Mortgage of Shares]

                                   SCHEDULE 3

                          FORM OF LETTER OF RESIGNATION

To:   The Board of Directors
      of [-] (the "COMPANY")

                                                    Date: ______________________

I, [Name of director/secretary], hereby resign my position as a director/secretary of the Company with effect from and waive all claims to fees or compensation in connection with or arising from ______ my employment and/or resignation save as provided by law in Hong Kong.

SIGNED, SEALED AND DELIVERED by [Name of director/secretary] in the presence of:

         Signature of witness: ___________________

         Name of witness:      ___________________

         Address of witness:   ___________________

                                                            [Mortgage of Shares]

                                   SCHEDULE 4

                           FORM OF WRITTEN RESOLUTION

                               [-] (THE "COMPANY")

Written Resolutions of all the Directors of the Company dated the day of

We, the undersigned, being all the Directors of the Company, hereby resolve:-

1.    Appointment of Directors/Secretary

      That the following persons be appointed as Directors and/or Secretary of the Company with immediate effect:-

2.    Resignation of Directors

      That the Letters of Resignation signed by [names of all Directors/Secretary] be accepted and that the same shall take effect forthwith.

[signed by all Directors]

__________________________________     ___________________________________

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                                                            [Mortgage of Shares]

                                   SCHEDULE 5

                 FORM OF AUTHORISATION FROM DIRECTORS/SECRETARY

                                                                          [Date]

To:   Industrial and Commercial Bank of China (Asia) Limited
      10/F., ICBC  Asia Building
      122-126 Queen's Road Central
      Hong Kong

We are, at the date hereof, all the directors and the sole secretary of [-] (the "COMPANY").

We refer to (a) the Facility Agreement dated [-], 2004, as amended and restated by the Supplemental Amendment and Restatement Deed dated [-], 2004 (the "FACILITY AGREEMENT"), entered into between (1) Asia Netcom Corporation Limited, as borrower (2) the banks and financial institutions named therein as lender (the "LENDERS") and (3) Industrial and Commercial Bank of China (Asia) Limited as arranger and facility agent (b) the Deed of Mortgage of Shares dated [-], 2004 (the "DEED") made between Asia Netcom Corporation Limited as mortgagor and yourselves as security trustee in relation the Shares in the Company; and (c) an undated written resolution of all the directors of the Company signed by us resolving to approve the appointment of new director(s) and/or a new secretary of the Company and the resignation of us as directors and/or secretary of the Company (the "WRITTEN RESOLUTIONS").

We hereby irrevocably authorise you, at any time after the Mortgage has become enforceable without our consent, to nominate such person(s) as you may in your absolute discretion determine to be the director(s) and secretary of the Company and to complete the written resolutions in such manner as you may think fit, including to insert the date (which can be any date after the date hereof) and the name(s) of the additional director(s) and/or the secretary. We confirm and declare that the written resolutions as completed by you shall in all respects be valid and effective as a board resolutions of the Company on the date and to the effect as stated therein, and be binding on us and on the Company.

We also refer to the undated letters of resignation as directors and/or the secretary of the Company signed by us. Each of us hereby irrevocably authorises you at any time after the Mortgage has become enforceable without our consent to insert a date (which can be any date after the date hereof) on the letters of resignation, upon which our resignation of directorship and/or as secretary shall take immediate effect.

[signed by all Directors and secretary ]

__________________________________     ___________________________________

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                                                            [Mortgage of Shares]

                                   SCHEDULE 6

                          FORM OF LETTER OF UNDERTAKING

                                                                          [Date]

To:   Industrial and Commercial Bank of China (Asia) Limited
      10/F., ICBC Asia Building
      122-126 Queen's Road Central
      Hong Kong

We, the undersigned Directors of [-] (the "COMPANY"), refer to the Deed of Mortgage of Shares dated [ ], 2004 and made between Asia Netcom Corporation Limited as mortgagor and yourselves as Security Trustee, and in pursuance thereof hereby undertake not to appoint any additional or substitute Directors or Secretary of the Company without your written consent.

[signed by all Directors]

__________________________________     ___________________________________

__________________________________     ___________________________________

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                                                            [Mortgage of Shares]

                                   SCHEDULE 7

                       FORM OF ACKNOWLEDGEMENT OF NOMINEE

To:   Industrial and Commercial Bank of China (Asia) Limited

                                                         _________________, 2004

Dear Sirs,

RE: [-] (THE "COMPANY")

I/We acknowledge that by a deed of mortgage of shares dated [___________], 2004 (the "SHARE MORTGAGE"), Asia Netcom Corporation Limited (the "MORTGAGOR") has agreed to mortgage the entire issued share capital of the Company (the "SHARES") of which the Mortgagor is the sole beneficial owner to you.

I/We hereby agree to deposit with you the certificates in respect of the Share(s) of which I/we are the registered holder and to execute and deliver to you such instruments of transfer, contract note, and other documents in respect of such Share(s), including a power of attorney to sell, transfer or otherwise dispose of the same, in such form as you may at any time and from time to time require.

I/We [jointly and severally], until such time as I/we receive written notice from you stating that the Share Mortgage has been released or otherwise discharged:

1. warrant that I/we are the registered holder(s) of a total of [____] [ordinary share(s)] of $[_______] each, in the Company;

2. confirm that I/we hold such share(s) as nominee(s) on trust for you and that I/we shall hereafter hold such share(s) on you behalf as mortgagee in accordance with the terms of the Share Mortgage; and

3. grant to you a power of attorney in the terms of clause 15 of the Share Mortgage as if references therein to the Mortgagor were references to me/us and undertake to grant you such further powers of attorney in such form as you may at any time and from time to time require.

EITHER:

SIGNED, SEALED AND DELIVERED                )
by [___________________________]            )
in the presence of:                         )

OR:

THE COMMON SEAL of                          )
[---------------------------]               )
was hereunto affixed in                     )
the presence of:                            )


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                                                            [Mortgage of Shares]

                                 EXECUTION PAGE

THE MORTGAGOR

SIGNED, SEALED AND DELIVERED                )
as a Deed by its duly authorised attorney   )
                                            )
for and on behalf of                        )
ASIA NETCOM CORPORATION LIMITED             )
in the presence of:-                        )

THE SECURITY TRUSTEE

SIGNED BY                                   )
for and on behalf of                        )
INDUSTRIAL AND COMMERCIAL BANK              )
OF CHINA (ASIA) LIMITED                     )
in the presence of:                         )

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